Revenues	6 Months Ended
Jun. 30, 2023
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenues
5.3 Revenues
Revenues include both revenues from contracts with customers and other revenues (mainly subleases), which are out of scope from IFRS 15:

	Six months ended June 30,
in € thousand	2023	2022
Product sales	69,665	33,335
Revenues from contracts with customers	3,710	59,524
Other non-IFRS 15 revenue	368	365
REVENUES	73,743	93,224
The product sales increased in the six months ended June 30, 2023 by €36.3 million compared to the same period last year. This is a result of higher demand for IXIARO® following the globally increased travel activities. Further DUKORAL® sales went up substantially after supply shortages in 2022.
In the six months ended June 30, 2023 the other revenues from contracts with customers decreased by €55.8 million. In the comparative period €89.4 million of revenues (COVID VLA2001) were recognized from the re-assessment of the likelihood of the royalty obligation towards the UK Authority following the settlement agreement in connection the the UK Supply Agreement. This was offset by €36.1 million net negative revenue from the updated terms of the Collaboration and License Agreement with Pfizer.
5.3.1 Disaggregated revenue information
The Group’s revenues are disaggregated as follows:
Type of goods or service

	Six months ended June 30,
in € thousand	2023	2022
IXIARO®	30,288	12,270
DUKORAL®	17,140	5,764
Third party products	16,545	11,503
COVID VLA2001	5,691	3,798
PRODUCT SALES	69,665	33,335
Chikungunya VLA1553	1,628	956
COVID VLA2001	—	89,383
Lyme VLA15	—	(36,107)
Services related to clinical trial material	1,396	2,447
Others	686	2,844
OTHER REVENUES FROM CONTRACTS WITH CUSTOMERS	3,710	59,524
Other non-IFRS 15 revenue	368	365
REVENUES	73,743	93,224
In the six months ended June 30, 2022, Lyme VLA15 revenues include €36.1 million net negative revenue from the updated terms of the Collaboration and License Agreement with Pfizer. Further COVID VLA2001 revenue include
€89.4 million revenues from the re-assessment of the likelihood of the royalty obligation towards the UK Authority following the settlement agreement.
Sales channels for product sales
Products are sold via the following sales channels:

in € thousand	Six months ended June 30,
	2023	2022
Direct product sales	50,879	26,526
Indirect product sales (Sales through distributors)	18,786	6,809
TOTAL PRODUCT SALES	69,665	33,335
Geographical markets
In presenting information on the basis of geographical markets, revenue is based on the final location where Valneva’s distribution partner sells the product or where the customer/partner is located.

in € thousand	Six months ended June 30,
	2023	2022
Canada	15,374	6,683
Germany	9,977	2,197
United Kingdom	9,536	95,931
United States	8,299	(31,442)
Nordics	6,176	2,535
Other Europe	6,111	3,176
Austria	5,645	6,482
France	2,753	2,338
Rest of World	9,872	5,325
REVENUE TOTAL	73,743	93,224
Nordics includes Finland, Denmark, Norway and Sweden.
In the six months ended June 30, 2022, revenues from the Unites States include €36.1 million net negative revenue from the updated terms of the Collaboration and License Agreement with Pfizer. Further revenues from the United Kingdom in the first six months of 2022 includes non-product revenue of €89.4 million revenues from the re-assessment of the likelihood of the royalty obligation towards the UK Authority following the COVID VLA2001 settlement agreement.